Exhibit 10.5
VOTING AGREEMENT
This VOTING AGREEMENT (this “Agreement”) is dated as of April 14, 2022, by and among Earthstone Energy, Inc., a Delaware corporation (“Earthstone”), Cypress Investments, LLC, a Delaware limited liability company (“Post Oak”), EnCap Investments L.P., a Delaware limited partnership (“EnCap”), Warburg Pincus Private Equity (E&P) XI-A, L.P., a Delaware limited partnership, Warburg Pincus XI (E&P) Partners-A, L.P., a Delaware limited partnership, WP IRH Holdings, L.P., a Delaware limited partnership, Warburg Pincus XI (E&P) Partners-B IRH, LLC, a Delaware limited liability company, Warburg Pincus Energy (E&P)-A, L.P., a Delaware limited partnership, Warburg Pincus Energy (E&P) Partners-A, L.P., a Delaware limited partnership, Warburg Pincus Energy (E&P) Partners-B IRH, LLC, a Delaware limited liability company, WP Energy Partners IRH Holdings, L.P., a Delaware limited partnership, WP Energy IRH Holdings, L.P., a Delaware limited partnership, WP Energy Chisholm Holdings, L.P., a Delaware limited partnership, WP Energy Partners Chisholm Holdings, L.P., a Delaware limited partnership, Warburg Pincus Energy (E&P) Partners-B Chisholm, LLC, a Delaware limited liability company, Warburg Pincus Private Equity (E&P) XII (A), L.P., a Delaware limited partnership, WP XII Chisholm Holdings, L.P., a Delaware limited partnership, Warburg Pincus XII (E&P) Partners-2 Chisholm, LLC, a Delaware limited liability company, Warburg Pincus Private Equity (E&P) XII-D (A), L.P., a Delaware limited partnership, Warburg Pincus Private Equity (E&P) XII-E (A), L.P., a Delaware limited partnership, Warburg Pincus XII (E&P) Partners-1, L.P., a Delaware limited partnership, and WP XII (E&P) Partners (A), L.P., a Delaware limited partnership (collectively, the “Warburg Parties” and, collectively with Post Oak and EnCap, the “Stockholders”). Earthstone, Post Oak, EnCap and the Warburg Parties are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”
WHEREAS, pursuant to that certain Securities Purchase Agreement, dated as of January 30, 2022 (the “PIPE SPA”), by and among Earthstone, Post Oak and an Affiliate of EnCap, Post Oak and such Affiliate of EnCap purchased an aggregate of 280,000 newly issued shares of Series A Convertible Preferred Stock, par value $0.001 per share, of Earthstone (the “Series A Preferred Stock”), each of which, as of the date of this Agreement, would entitle the holder thereof to 90.0900900900901 newly issued shares of Class A common stock, par value $0.001 per share, of Earthstone (the “Class A Common Stock”), upon the conversion of the Series A Preferred Stock on the terms and subject to the conditions set forth in the Certificate of Designations filed by Earthstone with the Secretary of State of the State of Delaware on or prior to the date of this Agreement (the “Series A Certificate of Designations”);
WHEREAS, immediately prior to the closing of the transactions contemplated by the PIPE SPA (the “Closing”), Post Oak purchased, for an amount equal to $11.10 per share, an aggregate of 4,611,808 shares of Class A Common Stock from certain Affiliates of EnCap;
WHEREAS, each of the Stockholders is, as of the execution of this Agreement, the record and/or beneficial owner of that number of shares of (i) Class A Common Stock, (ii) Class B common stock, par value $0.001 per share of Earthstone (“Class B Common Stock” and, together with Class A Common Stock, “Common Stock”), and/or (iii) Series A Preferred Stock, in each case, as set forth opposite such Stockholder’s name on Schedule A hereto (including, with respect to any Stockholder owning Series A Preferred Stock, the aggregate number of shares of Class A Common Stock issuable to such Stockholder upon conversion of such Series A Preferred Stock as set forth in the Series A Certificate of Designations);
WHEREAS, prior to the Closing, the board of directors of Earthstone (the “Board”) was composed of ten directors, including three representatives of EnCap, one representative of the Warburg Parties, two members of Earthstone management, four independent directors, and one vacancy;
WHEREAS, the Parties have determined to enter into this Agreement in order to, among other things, provide Post Oak with the right to designate a director and to reflect certain agreements of the Parties with respect to the matters set forth herein.
NOW, THEREFORE, in consideration of the execution and delivery of the PIPE SPA by Earthstone, Post Oak and the Affiliate of EnCap party thereto, and the mutual representations, warranties, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
Section 1.    Representations and Warranties of the Stockholders. As of the date hereof, each of the Stockholders hereby represents and warrants to Earthstone, severally and not jointly, as follows:
(a)    Such Stockholder is the beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and unless otherwise indicated, the record owner of the shares of Common Stock (as may be adjusted from time to time pursuant to Section 4 hereof, the “Shares”) set forth opposite such Stockholder’s name on Schedule A to this Agreement, and such Shares represent all of the shares of Common Stock beneficially owned by such Stockholder as of the date hereof. For purposes of this Agreement, the term “Shares” shall include any shares of Common Stock issuable to such Stockholder upon exercise or conversion of any existing right, contract, option, or warrant to purchase, or securities convertible into or exchangeable for, Common Stock, as the case may be (“Stockholder Rights”), that are currently exercisable or convertible or become exercisable or convertible (including as set forth in the Series A Certificate of Designations) and any other shares of Common Stock such Stockholder may acquire or beneficially own during the term of this Agreement.
(b)    Such Stockholder has all requisite organizational power and authority to execute and deliver this Agreement and to perform its obligations contemplated hereby. This Agreement has been validly executed and delivered by such Stockholder and, assuming that this Agreement constitutes the legal, valid and binding obligation of Earthstone and the other Parties, constitutes the legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms (except insofar as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by principles governing the availability of equitable remedies).
(c)    The execution and delivery of this Agreement by such Stockholder does not, and the performance of this Agreement by such Stockholder will not, (i) conflict with the certificate of formation, certificate of limited partnership, limited liability company agreement, partnership agreement or similar organizational documents of such Stockholder as presently in effect, (ii) conflict with or violate any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to such Stockholder or by which it is bound or affected, (iii) (A) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, (B) give to any other person any rights of termination, amendment, acceleration or cancellation of, or (C) result in the creation of any pledge, claim, lien, charge, encumbrance or security interest of any kind or nature whatsoever upon any of the properties or assets of the Stockholder under, any agreement, contract, indenture, note or instrument to which such Stockholder is a party or by which it is bound or affected, except for such breaches, defaults or other occurrences that would not prevent or materially delay the performance by such Stockholder of any of such Stockholder’s obligations under this Agreement, or (iv) except for applicable requirements, if any, of the Exchange Act, the Securities Act of 1933, as amended (the “Securities Act”), or the New York Stock Exchange (the “NYSE”), require any filing by such Stockholder with, or any permit, authorization, consent or approval of, any governmental or regulatory authority, except where the failure to make such filing or obtain such permit, authorization, consent or approval would not prevent or materially delay the performance by such Stockholder of any of such Stockholder’s obligations under this Agreement.
(d)    The Shares and any certificates representing the Shares owned by such Stockholder are held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all pledges, liens, charges, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any such encumbrances or proxies arising hereunder or under applicable federal and state securities laws or under the agreements set forth on Schedule B hereto. Such Stockholder owns of record or beneficially no shares of Common Stock other than such Stockholder’s Shares as set forth on Schedule A.
(e)    As of the date hereof, neither such Stockholder nor any of its respective properties or assets is subject to any order, writ, judgment, injunction, decree, determination or award that would prevent or delay the consummation of the transactions contemplated hereby.
Section 2.    Representations and Warranties of Earthstone. Earthstone hereby represents and warrants to the Stockholders as follows:
(a)    Earthstone is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Earthstone has all requisite corporate power and authority to execute and deliver this Agreement, to perform its respective obligations hereunder and to consummate the transactions contemplated hereby, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly executed and delivered by Earthstone and, assuming that this Agreement constitutes the legal, valid and binding obligation of the other Parties, constitutes the legal, valid and binding obligation of Earthstone, enforceable against Earthstone in accordance with the terms of this Agreement (except insofar as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by principles governing the availability of equitable remedies).
(b)    The execution and delivery of this Agreement by Earthstone does not, and the performance of this Agreement by Earthstone will not, (i) conflict with the certificate of incorporation or bylaws or similar organizational documents of Earthstone as presently in effect, or (A) that certain Voting Agreement, dated as of May 9, 2017 (as amended), by and among Earthstone and the other parties thereto or (B) that certain Amended and Restated Voting Agreement, dated as of February 15, 2022, by and among Earthstone and the other parties thereto,

(ii) conflict with or violate any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Earthstone or by which it is bound or affected, (iii) (A) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, (B) give to any other person any rights of termination, amendment, acceleration or cancellation of, or (C) result in the creation of any pledge, claim, lien, charge, encumbrance or security interest of any kind or nature whatsoever upon any of the properties or assets of Earthstone or any of its subsidiaries under, any agreement, contract, indenture, note or instrument to which Earthstone or any of its subsidiaries is a party or by which Earthstone or any of its subsidiaries is bound or affected, except for such breaches, defaults or other occurrences that would not prevent or materially delay the performance by Earthstone of its obligations under this Agreement, or (iv) except for applicable requirements, if any, of the Exchange Act, the Securities Act or the NYSE, require any filing by Earthstone with, or any permit, authorization, consent or approval of, any governmental or regulatory authority, except where the failure to make such filing or obtain such permit, authorization, consent or approval would not prevent or materially delay the performance by Earthstone of its obligations under this Agreement.
(c)    As of the date hereof, none of Earthstone, its subsidiaries or any of their respective properties or assets are subject to any order, writ, judgment, injunction, decree, determination or award that would prevent or delay the consummation of the transactions contemplated hereby.
Section 3.    Board Designation Rights. Earthstone and the Stockholders, severally and not jointly, agree as follows:
(a)    Subject to the other provisions of this Section 3, commencing on the date hereof, Post Oak shall have the option and right (but not the obligation) to designate one (1) nominee to be nominated by Earthstone at each applicable annual (or special) meeting of stockholders of Earthstone (adjusted as appropriate to take into account the classified Board structure) to serve as a director on the Board (the “Designated Director”) in accordance with this Section 3. The Designated Director shall in the reasonable determination of the Board or the nominating and corporate governance committee of the Board (“Nominating Committee”) (i) be suitable to serve on the Board in accordance with the customary standards of suitability for directors of NYSE-listed companies and (ii) not be prohibited from serving as a director pursuant to any rule or regulation of the U.S. Securities and Exchange Commission or any national securities exchange on which the Class A Common Stock is listed or admitted to trading.
(b)    Earthstone, EnCap, the Warburg Parties and the Board shall take all actions necessary or advisable to effect the provisions of Section 3(a), including, effective as of the Closing, validly appointing the director designated by Post Oak in writing to the Board as a director no later than the Closing (the “Initial Director”). The Initial Director shall serve an initial term that will expire no earlier than the annual meeting of the stockholders of Earthstone (the “Public Stockholders”) to be held in 2023.
(c)    Post Oak agrees (i) upon Earthstone’s request, to, and to cause the Designated Director designated by them to, timely provide Earthstone with accurate and complete information relating to such Designated Director as may be required to be disclosed by Earthstone under the Exchange Act and (ii) to cause the Designated Director designated by them to comply with the Section 16 filing obligations under the Exchange Act. At each applicable election of directors, the Board shall nominate the Designated Director, which designee must meet the standards set forth in Section 3(a) above, as part of the slate of directors nominated by the Board for election by the Public Stockholders and shall recommend that the Public Stockholders vote for such Designated Director. Additionally, in the event of the resignation, death, or removal (for cause or otherwise) of the Designated Director, Post Oak shall have the right for the ensuing sixty (60) days, subject to the other provisions of this Section 3, to designate in writing furnished to the Board or to the Nominating Committee, if applicable, the person to be appointed by the Board as the Designated Director to fill the resulting vacancy (subject to such designee meeting the standards set forth in Section 3(a) above).
(d)    At all times while a Designated Director is serving as a member of the Board, and following any such Designated Director’s death, resignation, removal or other cessation as a Director in such former Designated Director’s capacity as a former director, such Designated Director shall be entitled to all rights to indemnification and exculpation, in each case, as are then made available to any other member of the Board or any former director, as the case may be. The Company shall enter into an indemnification agreement with the Designated Director having terms that are no less favorable to the Designated Director than those contained in the Company’s indemnification agreements with the other members of the Board. While serving as a Designated Director, such Designated Director shall be entitled to reimbursement for reasonable expenses consistent with Earthstone’s policies applicable to other similarly situated directors. Earthstone shall purchase and maintain insurance (“D&O Insurance”), on behalf of the Designated Director, against any liability that may be asserted against, or expense that may be incurred by, such Designated Director in connection with the activities of Earthstone and its subsidiaries or such Designated Director’s activities on behalf of Earthstone and its subsidiaries, regardless of whether Earthstone or any of its subsidiaries would have the power to indemnify such Designated Director against such liability under the provisions of the organizational documents of Earthstone (as they may be amended from time to time). Such D&O Insurance shall provide coverage commensurate with that provided to independent directors of the Board and the Designated Director shall be entitled to all rights to insurance as are then made available to any other member (or former member, as applicable) of the Board by Earthstone and its subsidiaries.
(e)    The option and right of Post Oak to appoint a Designated Director under this Section 3 may not be transferred or assigned, in whole or in part, by Post Oak without the prior written consent of Earthstone and the execution by such transferee of a joinder agreement in the form of Exhibit A hereto (a “Joinder”), provided that such option and right may be transferred or assigned, without the consent of Earthstone, to an Affiliate of Post Oak so long as such transferee executes a Joinder.
(f)    Post Oak shall take all necessary action to cause the Designated Director to resign promptly from the Board if such Designated Director, as determined by the Board in good faith after consultation with outside legal counsel, (i) is prohibited or disqualified from serving as a director of Earthstone under any rule or regulation of the SEC, NYSE, or by applicable law, (ii) has engaged in acts or omissions constituting a breach of the Designated Director’s fiduciary duties to Earthstone and the Public Stockholders, (iii) has engaged in acts or omissions that involve intentional misconduct or an intentional violation of law or (iv) has engaged in any transaction involving the Company from which the Designated Director derived an improper personal benefit that was not disclosed to the Board prior to the authorization of such transaction; provided, however, that Post Oak shall have the right to replace such resigning Designated Director with a new Designated Director, such newly named Designated Director to be appointed promptly to the Board in place of the resigning Designated Director in the manner set forth in the Company’s governing documents for filling vacancies on the Board. Nothing in this Section 3(f) or elsewhere in this Agreement shall confer any third-party beneficiary or other rights upon any person designated hereunder as a Designated Director, whether during or after such person’s service on the Board.
(g)    The Board shall not designate an executive committee or any other committee which has been delegated authority substantially similar to the authority of the Board unless the then serving Designated Director is also appointed as a member of such committee.
Section 4.    Additional Covenants of the Stockholders. The Stockholders, severally and not jointly, agree as follows:
(a)    Voting Agreement: For so long as this Agreement is in effect:
(i)    each of the Parties (other than Earthstone) agrees that, provided that Earthstone is not in breach of its obligations under this Agreement (including Section 3), at any meeting of the Public Stockholders, however called, or at any adjournment or postponement thereof, or in connection with any written consent of the Public Stockholders or in any other circumstances upon which a vote, consent or other approval of all or some of the Public Stockholders is sought solely with respect to the matters described in this Section 4, such Party shall vote (or cause to be voted) or execute (or cause to be executed) consents with respect to, as applicable, all of the Common Stock (or other equity securities of Earthstone entitled to vote thereon) owned (beneficially or of record) by such Party (or its Affiliates) as of the applicable record date in favor of (FOR) the election of the persons named in the Company’s proxy statement as the Board’s nominees for election as Directors, and against any other nominees;
(ii)    with respect to any vote of the Public Stockholders held with respect to the matters set forth in Section 4(a), each of the Parties (other than Earthstone) shall, and shall cause its Affiliates which hold shares of Common Stock (or other equity securities of Earthstone entitled to vote thereon) on any applicable record date to, appear at such meeting (in person or by proxy) or otherwise cause all of the shares of Common Stock (or other equity securities of Earthstone entitled to vote thereon) held by such Party (or such Affiliates) to be counted as present thereat for purposes of establishing a quorum. Any vote required to be cast or consent required to be executed pursuant to this Section 4 shall be cast or executed in accordance with the applicable procedures relating thereto so as to ensure that it is duly counted for purposes of recording the results of that vote or consent; and
(iii)    such Stockholder shall not, except as contemplated by the terms of this Agreement, take any action that would in any way restrict, limit or interfere with the performance of his, her or its obligations hereunder or the transactions contemplated hereby.

Section 5.    Additional Covenants of Earthstone. Earthstone agrees as follows:
(a)    Contemporaneously with the execution of this Agreement, the Board has duly approved resolutions (the “Board Resolution”) (i) renouncing any interest or expectancy of Earthstone in, or in being offered an opportunity to participate in, any business opportunities that are presented to the Designated Director or to Post Oak or any of its Affiliates (the “Post Oak Entities”), (ii) waiving any obligation on the part of any Designated Director to present any such business opportunity to Earthstone, in each case pursuant to Section 122(17) of the Delaware General Corporation Law and (iii) approving an amendment to the Code of Business Conduct and Ethics of Earthstone to include Post Oak and its Affiliates as “Investor Parties” thereunder. For the avoidance of doubt, the Post Oak Entities and the Designated Director shall be entitled to and may have business interests and engage in business activities in addition to those relating to Earthstone and its subsidiaries, including business interests and activities in direct competition with Earthstone and its subsidiaries. Neither Earthstone nor any of its subsidiaries shall have any rights by virtue of this Agreement in any business ventures of any Post Oak Entity or any Designated Director. For so long as this Agreement is in effect, Earthstone shall not, and shall not permit the Board to, rescind or retract the Board Resolution, or take any other action that would reduce or eliminate the renunciation or waivers included in the Board Resolution with respect to the Post Oak Entities or the Designated Director or to which “Investor Parties” are entitled under Earthstone’s Code of Business Conduct and Ethics.
(b)    For so long as this Agreement is in effect, without the prior written approval of Post Oak, Earthstone shall not, and shall cause each of its subsidiaries (including Earthstone Energy Holdings, LLC, a Delaware limited liability company) not to, amend or modify any organizational documents of Earthstone or any of its subsidiaries in a way that materially, adversely and disproportionately affects the rights or privileges of Post Oak or any of its Affiliates that own Common Stock or other equity interests (including, without limitation, Series A Preferred Stock) in Earthstone in relation to any other owner of equity interests of Earthstone or any of its subsidiaries.
Section 6.    Adjustments Upon Share Issuances, Changes in Capitalization. In the event of any change in Common Stock or in the number of outstanding shares of Common Stock by reason of a stock dividend, subdivision, reclassification, recapitalization, split, combination, exchange of shares or other similar event or transaction or any other change in the corporate or capital structure of Earthstone (including, without limitation, the declaration or payment of an extraordinary dividend of cash, securities or other property), and consequently the number of Shares changes or is otherwise adjusted, this Agreement and the obligations hereunder shall attach to any additional shares of Common Stock, Stockholder Rights or other securities or rights of Earthstone issued to or acquired by Stockholders (and the percentages specified herein shall also be adjusted proportionately).
Section 7.    Further Assurances. Each Stockholder will, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further endorsements, consents and other instruments as Earthstone may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.
Section 8.    Termination. This Agreement, and all rights and obligations of the Parties, shall terminate upon the later to occur of (a) the first date on which Post Oak and its Affiliates collectively beneficially own less than 5.5% of Earthstone’s outstanding Common Stock (which beneficial ownership of Post Oak and its Affiliates shall be deemed to include, for purposes of this Section 8, the shares of Class A Common Stock issuable to Post Oak upon conversion of its shares of Series A Preferred Stock as set forth in the Series A Certificate of Designations) and (b) the one year anniversary of the date of this Agreement. Notwithstanding the preceding sentence, this Agreement, and all rights and obligations of the Parties, shall earlier terminate on the date, if any, on which Post Oak delivers written notice to each of the other Parties terminating this Agreement in its entirety with respect to Post Oak. Notwithstanding the foregoing, Section 10 hereof shall survive any termination of this Agreement.
Section 9.    Action in Stockholder Capacity Only. Each Stockholder signs solely in its capacity as the record holder or beneficial owner of, or as the trustee of a trust whose beneficiaries are the beneficial owners of, such Stockholder’s Shares and nothing herein shall limit or affect any actions or omissions taken by or fiduciary duties of, a Stockholder or any of its Affiliates, in such Stockholder’s capacity as an officer or director of Earthstone to the extent permitted by applicable law.
Section 10.    Miscellaneous.
(a)    Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties without the prior written consent of the other Parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns.

(b)    Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated thereby shall be paid by the Party incurring such expenses.
(c)    Amendments. This Agreement may not be amended except by Earthstone and all Stockholders by an instrument in writing signed by Earthstone and the Stockholders and in compliance with applicable law.
(d)    Notice. All notices and other communications hereunder shall be in writing and shall be deemed duly given if delivered personally, mailed by registered or certified mail (return receipt requested), delivered by Federal Express or other nationally recognized overnight courier service or sent via facsimile to the Parties at the following addresses (or at such other address for a party as shall be specified by like notice):
(i)    if to any of the Warburg Parties, to the address set forth under the name of such Warburg Party on Schedule A hereto with a copy (which shall not constitute notice) to:
Warburg Pincus LLC
450 Lexington Avenue
New York, NY 10017
Attention:     General Counsel
Email:     notices@warburgpincus.com

(ii)    if to EnCap, to the address set forth under the name of EnCap on Schedule A hereto with a copy (which shall not constitute notice) to:
Vinson & Elkins L.L.P.
845 Texas Avenue
Suite 4700
Houston, Texas 77002
Attention: W. Matthew Strock
Facsimile: (713) 615-5650
Email: mstrock@velaw.com
(iii)    if to Post Oak, to the address set forth under the name of Post Oak on Schedule A hereto with a copy (which shall not constitute notice) to:
Willkie Farr & Gallagher LLP
600 Travis Street, Suite 2100
Houston, Texas 77002
Attention:    Jesse Myers
    Julian Golay
Facsimile: (713) 510-1799
Email:    jmyers@willkie.com
    jgolay@willkie.com
(iv)    if to Earthstone:
Earthstone Energy, Inc.
1400 Woodloch Forest Drive, Suite 300
The Woodlands, Texas 77380
Attention: Robert J. Anderson
Facsimile: (832) 823-0478
Email: robert@earthstoneenergy.com
with a copy (which shall not constitute notice) to:
Jones & Keller, P.C.
1675 Broadway, 26th Floor
Denver, CO 80202
Attention:    Reid A. Godbolt
    Adam J. Fogoros
Facsimile: (303) 573-8133
Email:    rgodbolt@joneskeller.com
    adamf@joneskeller.com

(e)    Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. In this Agreement, unless a contrary intention appears, (i) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision and (ii) reference to any Section means such Section hereof. No provision of this Agreement shall be interpreted or construed against any Party solely because such Party or its legal representative drafted such provision. The term “Affiliate” of a person or entity means any other person or entity that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person or entity. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise. For greater clarity, the “Affiliates” of a Stockholder include all of such Stockholder’s portfolio companies and subsidiaries. Further, with respect to a Stockholder that is an investment fund, investment account or investment company, any other investment fund, investment account or investment company that is managed, advised or sub-advised by the same investment advisor as such Stockholder or by an Affiliate of such investment advisor, shall be considered controlled by, and an Affiliate of, such Stockholder.
(f)    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall be considered one and the same agreement. Delivery of an executed counterpart signature page of this Agreement by facsimile or by e-mail of a PDF document is as effective as executing and delivering this Agreement in the presence of the other Parties.
(g)    Entire Agreement. This Agreement constitutes the entire agreement of the Parties and supersedes all prior agreements and undertakings, both written and oral, among the Parties, or between any of them, with respect to the subject matter hereof, and except as otherwise expressly provided herein, is not intended to confer upon any other person any rights or remedies hereunder.
(h)    Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to laws that may be applicable under conflicts of laws principles. Each of the Parties irrevocably and unconditionally (i) agrees that any suit, action or other legal proceeding arising out of or relating to this Agreement or any of the agreements delivered in connection herewith or the transactions contemplated hereby or thereby shall be brought in the state courts of the State of Delaware (or, if such courts do not have jurisdiction or do not accept jurisdiction, in the United States District Court located in the State of Delaware), (ii) consents to the jurisdiction of any such court in any such suit, action or proceeding, and (iii) waives any objection that such Party may have to the laying of venue of any such suit, action or proceeding in any such court. Each of the Parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each Party irrevocably consents to service of process in the manner provided for notices in Section 10(d). Nothing in this Agreement will affect the right of any Party to serve process in any other manner permitted by law.
EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10(h).
(i)    Specific Performance. The Parties agree that irreparable damage may occur in the event that any provision of this Agreement is not performed in accordance with the terms of this Agreement and that each Party shall be entitled to seek specific performance of the terms of this Agreement without the posting of any bond or security in addition to any other remedy at law or equity.
(j)    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
(k)    Several Liability. Each Party enters into this Agreement solely on its own behalf, each such Party shall solely be severally liable for any breaches of this Agreement by such Party and in no event shall any Party be liable for breaches of this Agreement by any other Party.
(l)    Non-Recourse. No past, present or future director, officer, employee, incorporator, member, partner, stockholder, agent, attorney, representative or Affiliate of any Stockholder hereto or of any of their respective Affiliates shall have any liability (whether in contract or in tort) for any obligations or liabilities of such party arising under, in connection with or related to this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby; provided, however, that nothing in this Section 10(l) shall limit any liability of any Stockholder hereto for its breaches of the terms and conditions of this Agreement.
(m)    Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Earthstone any direct or indirect ownership or incidence of ownership of or with respect to any Stockholder’s Shares. All rights, ownership and economic benefits of and relating to each Stockholder’s Shares shall remain vested in and belong to such Stockholder, and Earthstone shall have no authority to direct any Stockholder in the voting or disposition of any of such Stockholder’s Shares, except as otherwise provided in this Agreement.
(n)    Waiver. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable law.
(o)    Director Resignation. Upon termination of this Agreement, Post Oak shall take all necessary action to cause the Designated Director to offer to promptly tender his or her resignation.
[Signature Pages Follow]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be signed by its officer thereunto duly authorized, all as of the date first written above.
EARTHSTONE:
EARTHSTONE ENERGY, INC.

By: /s/ Robert J. Anderson
Name: Robert J. Anderson
Title: President and Chief Executive Officer

WARBURG PARTIES:

WARBURG PINCUS PRIVATE EQUITY (E&P) XI-A, L.P.
By:    Warburg Pincus (E&P) XI, L.P.,
its general partner
By:    Warburg Pincus (E&P) XI LLC,
its general partner
By:    Warburg Pincus Partners (E&P) XI LLC,
its sole member
By:    Warburg Pincus Partners II (US), L.P.,
its managing member
By:    Warburg Pincus & Company US, LLC,
its general partner
By: /s/ Harsha Marti
Name: Harsha Marti
Title: Authorized Signatory

WARBURG PINCUS ENERGY (E&P)
PARTNERS-B IRH, LLC
By:    Warburg Pincus Energy (E&P) Partners-B, L.P.,
its managing member
By:    Warburg Pincus (E&P) Energy GP, L.P.,
its general partner
By:    Warburg Pincus (E&P) Energy LLC,
its general partner
By:    Warburg Pincus Partners II (US), L.P.,
its managing member
By:    Warburg Pincus & Company US, LLC,
its general partner
By: /s/ Harsha Marti
Name: Harsha Marti
Title: Authorized Signatory

WARBURG PINCUS XI (E&P) PARTNERS-A, L.P.
By:    Warburg Pincus (E&P) XI, L.P.,
its general partner
By:    Warburg Pincus (E&P) XI LLC,
its general partner
By:    Warburg Pincus Partners (E&P) XI LLC,
its sole member
By:    Warburg Pincus Partners II (US), L.P.,
its managing member
By:    Warburg Pincus & Company US, LLC,
its general partner
By: /s/ Harsha Marti
Name: Harsha Marti
Title: Authorized Signatory

WARBURG PINCUS XI (E&P) PARTNERS-B
IRH, LLC
By:    Warburg Pincus XI (E&P) Partners-B, L.P.,
its managing member
By:    Warburg Pincus (E&P) XI, L.P.,
its general partner
By:    Warburg Pincus (E&P) XI LLC,
its general partner
By:    Warburg Pincus Partners (E&P) XI LLC,
its sole member
By:    Warburg Pincus Partners II (US), L.P.,
its managing member
By:    Warburg Pincus & Company US, LLC,
its general partner
By: /s/ Harsha Marti
Name: Harsha Marti
Title: Authorized Signatory

Signature Page to the Voting Agreement

WARBURG PINCUS ENERGY (E&P)-A, L.P.
By:    Warburg Pincus (E&P) Energy GP, L.P.,
its general partner
By:    Warburg Pincus (E&P) Energy LLC,
its general partner
By:    Warburg Pincus Partners II (US), L.P.,
its managing member
By:    Warburg Pincus & Company US, LLC,
its general partner
By: /s/ Harsha Marti
Name: Harsha Marti
Title: Authorized Signatory

WARBURG PINCUS ENERGY (E&P)
PARTNERS-A, L.P.
By:    Warburg Pincus (E&P) Energy GP, L.P.,
its general partner
By:    Warburg Pincus (E&P) Energy LLC,
its general partner
By:    Warburg Pincus Partners II (US), L.P.,
its managing member
By:    Warburg Pincus & Company US, LLC,
its general partner
By: /s/ Harsha Marti
Name: Harsha Marti
Title: Authorized Signatory

WP ENERGY PARTNERS IRH HOLDINGS, L.P.
By:    Warburg Pincus (E&P) Energy GP, L.P.,
its general partner
By:    Warburg Pincus (E&P) Energy LLC,
its general partner
By:    Warburg Pincus Partners II (US), L.P.,
its managing member
By:    Warburg Pincus & Company US, LLC,
its general partner
By: /s/ Harsha Marti
Name: Harsha Marti
Title: Authorized Signatory

WP ENERGY IRH HOLDINGS, L.P.
By:    Warburg Pincus (E&P) Energy GP, L.P.,
its general partner
By:    Warburg Pincus (E&P) Energy LLC,
its general partner
By:    Warburg Pincus Partners II (US), L.P.,
its managing member
By:    Warburg Pincus & Company US, LLC,
its general partner
By: /s/ Harsha Marti
Name: Harsha Marti
Title: Authorized Signatory

Signature Page to the Voting Agreement

WP IRH HOLDINGS, L.P.
By:    Warburg Pincus (E&P) XI, L.P.,
its general partner
By:    Warburg Pincus (E&P) XI LLC,
its general partner
By:    Warburg Pincus Partners (E&P) XI LLC,
its sole member
By:    Warburg Pincus Partners II (US), L.P.,
its managing member
By:    Warburg Pincus & Company US, LLC,
its general partner
By: /s/ Harsha Marti
Name: Harsha Marti
Title: Authorized Signatory

WARBURG PINCUS ENERGY (E&P) PARTNERS-B CHISHOLM, LLC
By: Warburg Pincus Energy (E&P) Partners-B, L.P., its managing member
By: Warburg Pincus (E&P) Energy GP, L.P., its general partner
By: Warburg Pincus (E&P) Energy LLC, its general partner
By: Warburg Pincus Partners II (US), L.P., its managing member
By: Warburg Pincus & Company US, LLC, its general partner
By: /s/ Harsha Marti
Name: Harsha Marti
Title: Authorized Signatory

WP ENERGY CHISHOLM HOLDINGS, L.P.
By: Warburg Pincus (E&P) Energy GP, L.P., its general partner
By: Warburg Pincus (E&P) Energy LLC, its general partner
By: Warburg Pincus Partners II (US), L.P., its managing member
By: Warburg Pincus & Company US, LLC, its general partner
By: /s/ Harsha Marti
Name: Harsha Marti
Title: Authorized Signatory

WP ENERGY PARTNERS CHISHOLM HOLDINGS, L.P.
By: Warburg Pincus (E&P) Energy GP, L.P., its general partner
By: Warburg Pincus (E&P) Energy LLC, its general partner
By: Warburg Pincus Partners II (US), L.P., its managing member
By: Warburg Pincus & Company US, LLC, its general partner
By: /s/ Harsha Marti
Name: Harsha Marti
Title: Authorized Signatory

Signature Page to the Voting Agreement

WARBURG PINCUS PRIVATE EQUITY (E&P) XII (A), L.P.
By: Warburg Pincus (E&P) XII, L.P., its general partner
By: Warburg Pincus (E&P) XII LLC, its general partner
By: Warburg Pincus Partners II (US), L.P., its managing member
By: Warburg Pincus & Company US, LLC, its general partner
By: /s/ Harsha Marti
Name: Harsha Marti
Title: Authorized Signatory

WP XII CHISHOLM HOLDINGS, L.P.
By: Warburg Pincus (E&P) XII, L.P., its general partner
By: Warburg Pincus (E&P) XII LLC, its general partner
By: Warburg Pincus Partners II (US), L.P., its managing member
By: Warburg Pincus & Company US, LLC, its general partner
By: /s/ Harsha Marti
Name: Harsha Marti
Title: Authorized Signatory

WARBURG PINCUS XII (E&P) PARTNERS-2 CHISHOLM, LLC
By: Warburg Pincus XII (E&P) Partners-2, L.P., its managing member
By: Warburg Pincus (E&P) XII, L.P., its general partner
By: Warburg Pincus (E&P) XII LLC, its general partner
By: Warburg Pincus Partners II (US), L.P., its managing member
By: Warburg Pincus & Company US, LLC, its general partner
By: /s/ Harsha Marti
Name: Harsha Marti
Title: Authorized Signatory

WARBURG PINCUS PRIVATE EQUITY (E&P) XII-D (A), L.P.
By: Warburg Pincus (E&P) XII, L.P., its general
partner
By: Warburg Pincus (E&P) XII LLC, its general
partner
By: Warburg Pincus Partners II (US), L.P., its
managing member
By: Warburg Pincus & Company US, LLC, its
general partner
By: /s/ Harsha Marti
Name: Harsha Marti
Title: Authorized Signatory

Signature Page to the Voting Agreement

WARBURG PINCUS PRIVATE EQUITY (E&P) XII-E (A), L.P.
By: Warburg Pincus (E&P) XII, L.P., its general
partner
By: Warburg Pincus (E&P) XII LLC, its general
partner
By: Warburg Pincus Partners II (US), L.P., its
managing member
By: Warburg Pincus & Company US, LLC, its
general partner
By: /s/ Harsha Marti
Name: Harsha Marti
Title: Authorized Signatory

WARBURG PINCUS XII (E&P) PARTNERS-1, L.P.
By: Warburg Pincus (E&P) XII, L.P., its general
partner
By: Warburg Pincus (E&P) XII LLC, its general
partner
By: Warburg Pincus Partners II (US), L.P., its
managing member
By: Warburg Pincus & Company US, LLC, its
general partner
By: /s/ Harsha Marti
Name: Harsha Marti
Title: Authorized Signatory

WP XII (E&P) PARTNERS (A), L.P.
By: Warburg Pincus (E&P) XII, L.P., its general
partner
By: Warburg Pincus (E&P) XII LLC, its general
partner
By: Warburg Pincus Partners II (US), L.P., its
managing member
By: Warburg Pincus & Company US, LLC, its
general partner
By: /s/ Harsha Marti
Name: Harsha Marti
Title: Authorized Signatory

Signature Page to the Voting Agreement

ENCAP:

ENCAP INVESTMENTS L.P.
By: EnCap Investments GP, L.L.C.,
its general partner

By: /s/ Craig Friou
Name: Craig Friou
Title: Chief Financial Officer

Signature Page to the Voting Agreement

POST OAK:

CYPRESS INVESTMENTS, LLC

By: Frost W. Cochran
Name: Frost W. Cochran
Title: Authorized Person
Signature Page to the Voting Agreement

EXHIBIT A
FORM OF JOINDER AGREEMENT
[DATE]
The undersigned hereby absolutely, unconditionally and irrevocably agrees to be bound by the terms and provisions of that certain Voting Agreement, dated as of April 14, 2022, by and among Earthstone Energy, Inc., a Delaware corporation (“Earthstone”), Cypress Investments, LLC, a Delaware limited liability company (“Post Oak”), EnCap Investments L.P., a Delaware limited partnership (“EnCap”), Warburg Pincus Private Equity (E&P) XI-A, L.P., a Delaware limited partnership, Warburg Pincus XI (E&P) Partners-A, L.P., a Delaware limited partnership, WP IRH Holdings, L.P., a Delaware limited partnership, Warburg Pincus XI (E&P) Partners-B IRH, LLC, a Delaware limited liability company, Warburg Pincus Energy (E&P)-A, L.P., a Delaware limited partnership, Warburg Pincus Energy (E&P) Partners-A, L.P., a Delaware limited partnership, Warburg Pincus Energy (E&P) Partners-B IRH, LLC, a Delaware limited liability company, WP Energy Partners IRH Holdings, L.P., a Delaware limited partnership, WP Energy IRH Holdings, L.P., a Delaware limited partnership, WP Energy Chisholm Holdings, L.P., a Delaware limited partnership, WP Energy Partners Chisholm Holdings, L.P., a Delaware limited partnership, Warburg Pincus Energy (E&P) Partners-B Chisholm, LLC, a Delaware limited liability company, Warburg Pincus Private Equity (E&P) XII (A), L.P., a Delaware limited partnership, WP XII Chisholm Holdings, L.P., a Delaware limited partnership, Warburg Pincus XII (E&P) Partners-2 Chisholm, LLC, a Delaware limited liability company, Warburg Pincus Private Equity (E&P) XII-D (A), L.P., a Delaware limited partnership, Warburg Pincus Private Equity (E&P) XII-E (A), L.P., a Delaware limited partnership, Warburg Pincus XII (E&P) Partners-1, L.P., a Delaware limited partnership, and WP XII (E&P) Partners (A), L.P., a Delaware limited partnership (the “Voting Agreement”), and to join in the Voting Agreement as a Stockholder (as defined in the Voting Agreement) with the same force and effect as if the undersigned were originally a party thereto.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of [DATE].

Name:

Signature Page to Joinder Agreement